SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 27, 2003

SIPEX CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	000-27892	95-4249153

(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

233 South Hillview, Milpitas California (Address of principal executive offices)	95035 (Zip code)

Registrant’s telephone number, including area code: (408) 934-7500

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6

Item 5. Other Events.

     On May 28, 2002, SIPEX Corporation (the “Registrant”) announced that it has reached an agreement in its previously announced discussions with an affiliate of Future Electronics Inc., Alonim Investments Inc. The agreement which was signed yesterday between the companies includes a four year convertible loan in the amount of approximately $10.6 million bearing interest at the rate of 1.5% per annum. The loan involves the Registrant issuing a convertible secured promissory note for the same amount. The principal amount of the note is convertible into 3.0 million shares of the Registrant’s common stock at an exercise price of $3.52 per share, and can vest in three separate annual installments, subject to Future Electronics attaining predetermined sales levels over these annual periods. The note will be issued in a private placement transaction pursuant to Section 4(2) and Regulation D under the Securities Act of 1933, as amended. The Registrant also will enter into a Registration and Standstill Agreement with Future Electronics and its affiliates, pursuant to which they will agree not to acquire more than 35% of the Registrant’s capital stock on a fully diluted basis. In exchange for registration rights, Future Electronics also will agree not to dispose of more than certain predetermined percentages of their aggregate shareholdings, over a four year period, without disgorging half of their profits on sales in excess of the agreed upon percentages. The agreements are subject to customary closing conditions, including the recording of a deed of trust on Sipex’s Milpitas facility.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Securities Purchase Agreement dated as of May 27, 2003, by and between SIPEX Corporation and Alonim Investments Inc.

99.2	Form of SIPEX Corporation Convertible Secured Note to be issued to Alonim Investments Inc.

99.3	Form of Registration and Standstill Agreement by and between SIPEX Corporation and Alonim Investments Inc., and its affiliates which are signatories thereto, namely: Future Electronics Inc., and S&F Financial Holdings Inc.

99.4	Form of Voting Agreement by and between SIPEX Corporation and Alonim Investments Inc.

99.5	Form of Security Agreement by and between SIPEX Corporation and Alonim Investments Inc.

99.6	Form of Deed of Trust to be issued to Alonim Investments Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIPEX CORPORATION

Dated: May 29, 2003	By	/s/ Phillip A. Kagel

Phillip A. Kagel Senior Vice President, Finance, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Securities Purchase Agreement dated as of May 27, 2003, by and between SIPEX Corporation and Alonim Investments Inc.

99.2	Form of SIPEX Corporation Convertible Secured Note to be issued to Alonim Investments Inc.

99.3	Form of Registration and Standstill Agreement by and between SIPEX Corporation and Alonim Investments Inc., and its affiliates which are signatories thereto, namely: Future Electronics Inc., and S&F Financial Holdings Inc.

99.4	Form of Voting Agreement by and between SIPEX Corporation and Alonim Investments Inc.

99.5	Form of Security Agreement by and between SIPEX Corporation and Alonim Investments Inc.

99.6	Form of Deed of Trust to be issued to Alonim Investments Inc.